ReliaStar Life Insurance Company of New York
and its Separate Account NY-B
ING Rollover ChoiceSM – NY Variable Annuity Contracts
Supplement dated June 27, 2008 to the Contract Prospectus dated April 28, 2008, as amended

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.	On March 27, 2008, the Board of Trustees of ING Variable Products Trust and ING Investors Trust approved a proposal to reorganize the following Portfolio (the “Disappearing Portfolio”) into the following respective Portfolio the (“Surviving Portfolio”). Subject to approval by the Portfolio’s shareholders, after the close of business on
September 5, 2008 the following Disappearing Portfolio will reorganize into and become part of the following
Surviving Portfolio:

Disappearing Portfolio	Surviving Portfolio
ING VP Real Estate Portfolio	ING Global Real Estate Portfolio

Accordingly, effective after the close of business on September 5, 2008, investments in the Disappearing Portfolio will automatically become investments in the Surviving Portfolio, as follows:

•	All existing account balances invested in the ING VP Real Estate Portfolio (Class S) will automatically become investments in the ING Global Real Estate Portfolio (Class S).

As a result of the reorganizations, effective September 8, 2008 all references to the Disappearing Portfolio in the
Contract Prospectus are hereby deleted.

Unless you provide us with alternative allocation instructions, all future allocations directed to the Disappearing
Portfolio after the date of the reorganization will be automatically allocated to the Surviving Portfolio. You may give us alternative allocation instructions at any time by contacting our Customer Service Center at:

                                                       P.O. Box 9271
                                                       Des Moines, Iowa 50306-9271

                                                       1-800-366-0066

See also the Transfers Among Your Investments section of your Contract Prospectus for further information about making fund allocation changes.

2.	The minimum and maximum Total Annual Fund Operating Expenses shown in the Contract Prospectus and will not change as a result of the reorganizations. Therefore, there is no change to the hypothetical examples shown in the Contract Prospectus.

X.139695-08A	June 2008